                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5482

                         SCUDDER HIGH INCOME TRUST FUND
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder High Income Trust

Semiannual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Additional Information

<Click Here> Privacy Statement

Investments in funds involve risk. The fund may invest in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Average Annual Total Returns as of 5/31/04
Scudder High Income Trust	6-Month++	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.40%	16.63%	7.96%	3.46%	6.63%
Based on Market Price	-15.63%	-4.99%	-.31%	2.95%	6.02%
CS First Boston High Yield Index(b)	3.24%	13.25%	9.96%	6.05%	7.59%

Sources: Lipper Inc. and Deutsche Asset Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/04	As of 11/30/03
Net Asset Value	$ 5.72	$ 5.81
Market Price	$ 5.76	$ 7.17

Distribution Information
Six Months: Income Dividends as of 5/31/04	$ .32
May Income Dividend	$ .053
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/04+	11.12%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/04+	11.04%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Trust's strategy and the market environment during the six-month period ended May 31, 2004.

Q: How did the high-yield bond market perform during the period?

A: High-yield bonds posted attractive results relative to the overall bond market for the semiannual period, reflecting continued improvement in the fundamentals of the asset class. The CS First Boston High Yield Index - the fund's benchmark - returned 3.24% for the period, which was well ahead of the 0.60% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1 Improved fundamentals, a robust US economy and lower defaults all contributed to the market's strong performance. High-yield companies continued to improve their financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower interest rates. A key factor supporting the asset class was the continued decline in defaults. At the end of May 2004, Moody's 12-month rolling default rate stood at 3.4%, compared with 5.3% at the end of December 2003 and 6.6% at the end of May 2003.2 These positive factors were reflected in the yield spread of the asset class.3 At the close of the period, the spread stood at 474 basis points (4.74 percentage points), versus 509 basis points six months earlier.

1 The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.
2 Source: Moody's Investors Service.
3 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

As has been the case throughout the past year, lower-quality and higher-beta areas of the market delivered the best performance. Keeping in mind that the high-yield market as a whole returned 3.24%, the credit quality segment returns broke down as follows:4

4 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.
5 Lipper's Closed High Current Yield Leveraged Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. The fund ranked 12, 9, and 7 for the 1-, 3- and 5-year periods as of 5/31/04. There were 27, 24, and 24 funds, respectively, in Lipper's Closed High Current Yield Leveraged Funds category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of 5/31/04.
Total Returns 11/30/03 - 5/31/04
Lower-tier (securities rated CCC/split CCC and below):	5.83%
Middle-tier (securities rated between split BB and split B):	3.31%
Upper-tier (securities rated above BB):	1.71%

Q: How did the fund perform for the period?

A: The fund outperformed its average Lipper peer and its benchmark based on its net asset value (NAV) return but underperformed its benchmark for the period based on market share price. The fund ranked in the 33 percentile of its Lipper peer group for the six-month period ended May 31, 2004. There were 27 funds in the category. The fund also outperformed the average return of the peer group for the one-, three- and five-year periods ended May 31, 2004.5 The fund's benchmark, the CS First Boston High Yield Index, gained 3.24% for the period.

We believe the fund's favorable performance relative to its peer group is the result of our disciplined investment style. In managing the fund, we emphasize individual security and risk management. We believe we can add the most value through fundamental research rather than trying to make broad predictions about sector performance, interest rates or the high-yield market in general. Instead, our emphasis is on finding bonds that offer favorable relative value given their yield and credit outlook. In other words, we look for optimal combinations of risk and return potential. This means that we generally buy bonds that we believe to be undervalued, and we reduce, or sell, our positions in those that have reached what we believe to be fair valuations. We believe this approach will lead to strong performance over a full high-yield market cycle.

The fund's net asset value total return for the six-month period ended May 31, 2004 was 3.40%. The May 31, 2004, NAV per share was $5.72, compared with $5.81 six months ago. Its share, or market, price as quoted on the NYSE returned -15.63% to close at $5.76 per share. The fund's market price stood at $7.17 six months ago. The market price premium of the shares, as a percentage of NAV, was 0.70% on May 31, 2004.

The fund's NAV performance was helped by the fact that we employ leverage - in other words, the use of borrowed money - to buy additional securities. We kept the fund leveraged throughout the year, by using the maximum amount of borrowed money permitted by the loan agreement. At the close of the period, the portfolio was about 27% leveraged. This enabled us to take advantage of a more favorable market environment. Market price return was negatively affected as a result of investors' concern regarding higher interest rates.

Q: What factors helped and hurt performance?

A: Performance was helped by our decision to increase the fund's overweight position in lower-quality securities, most notably those rated CCC/split CCC.6 This quality shift reflects our investment approach of finding risk-adjusted relative value among individual issues, and not the result of a top-down decision-making process. The increased weighting in the CCC-rated credit segment worked to the fund's advantage, since this credit segment outperformed the broader high-yield market, with a return of 6.07%. However, an underweight position in bonds rated CC and default - which outperformed the market as a whole - was a detractor. We maintained an underweight in this quality segment through the entire period, since historically it has not produced favorable risk-adjusted performance. We intend to remain conservative in our approach to investing in this area. The fund is underweight in upper-tier securities, as we continue to find better relative-value opportunities in securities in the middle- and lower-quality spectrums. We likely will maintain an overweight in CCC/split CCC-rated securities in the portfolio, but we anticipate that a number of credits held in this quality segment will be upgraded to single B or higher.

6 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

In terms of sector allocations, performance was helped by an overweight in chemicals (which, as a group, outperformed, with a return of 6.65%). Performance was also helped by an underweight in retail, which returned 2.57%, and leisure, which returned 1.47%. Detractors from return included underweights in financials (which returned 6.14% as a group) and manufacturing, which returned 5.29%.

Q: How did individual security selection affect performance?

A: Securities that detracted from performance for the period include Dobson Communications Corp., Qwest Corp. and Fibermark, Inc. Dobson Communications Corp., a wireless company, reported lower-than-expected financial results during the period, which resulted in the bonds' drifting lower in price. The portfolio was overweight in Dobson Communications Corp. In some cases, credits that had been consistent strong performers over past periods gave back some profits during the period. Qwest Corp., the portfolio's largest holding, is an example of such a credit. While it had been a contributor to the overall performance of the portfolio during the prior fiscal year, it detracted in the current period following the reporting of disappointing financial results. Fibermark, Inc., a producer of fiber materials, also negatively affected portfolio return, as the company filed for bankruptcy protection. Although Fibermark's seeking of bankruptcy protection was an undesirable event, we anticipate a favorable outcome as it relates to future values of our bonds. Therefore, we will continue to hold the security at current levels until the company trades closer to its intrinsic or fair value.

Adding to performance was security selection in ARCO Chemical Co., Equistar Chemicals LP, Millennium America, Inc., Georgia-Pacific Corp., Petro Stopping Centers, Parker Drilling and DeCrane Aircraft holdings, Inc. Bonds rallied from undervalued levels following favorable indications of improved demand and pricing in the chemicals sector. (As of 5/31/04, position in Parker Drilling was sold.) Georgia-Pacific Corp., a paper and pulp company, continued to gain as the company has been selling assets and paying down debt. The fund has maintained an overweight in this credit for some time, and it has continued to add value. During the period, the bonds of Petro Stopping Centers, a truck stop service company, also added to performance. The fund benefited first from having its existing bonds called at a premium, and second from the newly issued bonds trading up in value. Parker Drilling is an oil field services company that likewise added to return. We have since sold the bonds, as they reached levels that we viewed as at their intrinsic value. As the lower-tier credit segment of the market continued to appreciate, DeCrane Aircraft, a distressed aerospace manufacturing company owned by the portfolio, was sold into strength. We believed that DeCrane had exceeded its intrinsic value, and at the levels at which we exited the position, we felt that there was more downside than upside for the bonds.

Q: What is your view on the current state of the high-yield market?

A: We believe that the fundamentals of the asset class remain strong for the short term and mid term periods, as economic activity is robust, defaults should remain low and valuations are reasonable. However, the volatility of the market could increase between now and the US presidential election depending on interest rates and geopolitical risks. Still, it is important to keep in mind that the high-yield market is cyclical, and the cyclical undercurrent of improved credit conditions remains in place - a positive for the asset class. High-yield cycles tend to last a number of years, and although rising interest rates may cause spreads to widen at some point, we would not expect spreads to rise in a meaningful way in the near term. In addition, high yield is currently a lower-duration asset class (4.2 years) with a low correlation to Treasuries and investment-grade bonds. Therefore, high yield has the potential to outperform other fixed-income instruments with a longer duration and lower yields in an environment of rising interest rates.

Given our positive outlook for the asset class as a whole, we will continue to be modestly aggressive, and we believe that we can add value over the long term through our security selection. Fundamental security analysis and diversification remain essential as a means of mitigating risk.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Asset Allocation	5/31/04	11/30/03

Corporate Bonds	78%	80%
Foreign Bonds - US$ Denominated	18%	13%
Cash Equivalents	1%	2%
Asset Backed	1%	1%
Foreign Bonds - Non US$ Denominated	1%	1%
Preferred Stocks	1%	1%
Convertible Bonds	-	1%
US Government Backed	-	1%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	5/31/04	11/30/03

Consumer Discretionary	26%	29%
Industrials	17%	16%
Materials	13%	13%
Telecommunication Services	13%	11%
Energy	9%	11%
Financials	9%	6%
Utilities	7%	6%
Health Care	3%	3%
Consumer Staples	2%	3%
Information Technology	1%	2%
	100%	100%

Quality	5/31/04	11/30/03

BBB	3%	3%
BB	24%	28%
B	55%	54%
Below B	18%	15%
	100%	100%

Interest Rate Sensitivity	5/31/04	11/30/03

Average Maturity	7.6 years	7.4 years
Duration	5.2 years	5.1 years

Asset allocation, corporate bond diversification, quality and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Additional Information section for contact information.

Investment Portfolio as of May 31, 2004 (Unaudited)

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 103.9%
Consumer Discretionary 26.8%
Advantica Restaurant Co., 12.75%, 9/30/2007	444,000	466,200
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	720,000	691,200
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	720,000	695,700
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	625,000	584,375
Avalon Cable LLC, 11.875% to 12/1/2008	179,610	189,937
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	695,000	622,025
Boca Resorts, Inc., 9.875%, 4/15/2009	735,000	772,669
Buffets, Inc., 11.25%, 7/15/2010	220,000	238,700
Cablevision Systems Corp.:
144A, 5.67%, 4/1/2009** (d)	220,000	224,950
144A, 8.0%, 4/15/2012	260,000	257,400
Carrols Corp., 9.5%, 12/1/2008 (d)	445,000	453,900
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	1,235,000	815,100
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	310,000	186,000
9.625%, 11/15/2009 (d)	1,150,000	960,250
144A, 10.25%, 9/15/2010	1,735,000	1,756,687
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	790,000	849,250
Circus & Eldorado, 10.125%, 3/1/2012 (d)	780,000	776,100
CKE Restaurants, Inc., 9.125%, 5/1/2009	535,000	553,725
CSC Holdings, Inc.:
Senior Note, 7.25%, 7/15/2008 (d)	20,000	20,350
7.875%, 12/15/2007	865,000	899,600
Dex Media East LLC/Financial, 12.125%, 11/15/2012	3,330,000	3,862,800
DIMON, Inc.:
7.75%, 6/1/2013	385,000	356,125
Series B, 9.625%, 10/15/2011	1,690,000	1,732,250
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	790,000	79
EchoStar DBS Corp.:
6.375%, 10/1/2011	125,000	122,188
144A, 6.375%, 10/1/2011	360,000	351,900
EPL Intermediate, Inc., 144A, Step-up Coupon, 0% to 3/15/2009, 12.50% to 3/15/2010	595,000	327,250
Finlay Fine Jewelry Corp.:
8.375%, 5/1/2008	470,000	482,338
144A, 8.375%, 6/1/2012	230,000	234,025
General Motors Corp., 8.25%, 7/15/2023	810,000	836,799
Herbst Gaming, Inc.:
144A, 8.125%, 6/1/2012	750,000	742,035
Series B, 10.75%, 9/1/2008	1,350,000	1,552,500
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	680,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	690,000	621,000
International Game Technology, 8.375%, 5/15/2009	720,000	832,187
Jacobs Entertainment Co., 11.875%, 2/1/2009	880,000	959,200
Kellwood Co., 7.625%, 10/15/2017	375,000	397,163
Krystal, Inc., 10.25%, 10/1/2007	630,000	639,450
Levi Strauss & Co., 12.25%, 12/15/2012	560,000	511,000
Lin Television Corp., 6.5%, 5/15/2013	150,000	145,875
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	375,000	345,000
Mediacom LLC, 9.5%, 1/15/2013 (d)	570,000	550,050
Nebraska Book Co., Inc., 144A, 8.625%, 3/15/2012	125,000	123,750
PEI Holding, Inc., 11.0%, 3/15/2010 (d)	407,000	468,050
Petro Stopping Centers, 144A, 9.0%, 2/15/2012	1,445,000	1,423,325
Premier Entertainment Biloxi LLC\Finance, 144A, 10.75%, 2/1/2012	185,000	192,400
PRIMEDIA, Inc.:
144A, 6.615%, 5/15/2010**	1,060,000	1,077,225
8.875%, 5/15/2011 (d)	595,000	593,512
Reader's Digest Association, Inc., 6.5%, 3/1/2011	385,000	379,225
Remington Arms Co., Inc., 10.5%, 2/1/2011	575,000	554,875
Renaissance Media Group, 10.0%, 4/15/2008	995,000	1,024,850
Rent-Way Inc., 11.875%, 6/15/2010	300,000	328,500
Restaurant Co., 11.25%, 5/15/2008	833,863	825,524
Rite Aid Corp., 6.875%, 8/15/2013 (d)	460,000	409,400
Samsonite Corp., 10.75%, 6/15/2008	1,495,000	1,554,800
Schuler Homes, Inc., 10.5%, 7/15/2011	1,015,000	1,157,100
Scientific Games Corp., 12.5%, 8/15/2010	295,000	339,250
Simmons Co., 144A, 7.875%, 1/15/2014	190,000	189,050
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	1,440,000	1,472,400
8.75%, 12/15/2011	770,000	821,975
Six Flags, Inc., 8.875%, 2/1/2010 (d)	20,000	19,650
Sonic Automotive, Inc., 8.625%, 8/15/2013 (d)	510,000	522,750
Toys "R" Us, Inc.:
7.375%, 10/15/2018	1,045,000	961,400
7.875%, 4/15/2013 (d)	370,000	371,387
Trump Holdings & Funding, 11.625%, 3/15/2010 (d)	790,000	801,850
United Auto Group, Inc., 9.625%, 3/15/2012	400,000	428,000
United Rentals North America, Inc., 144A, 6.5%, 2/15/2012	805,000	756,700
Venetian Casino Resort LLC, 11.0%, 6/15/2010	460,000	528,425
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011	540,000	534,600
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	495,000	520,988
Williams Scotsman, Inc., 9.875%, 6/1/2007 (d)	655,000	638,625
Worldspan LP\WS Finance Corp., 9.625%, 6/15/2011 (d)	535,000	548,375
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	619,440	572,982
Young Broadcasting, Inc., 144A, 8.75%, 1/15/2014	635,000	619,125
		48,375,400
Consumer Staples 2.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	340,000	360,400
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	475,000	496,375
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012	700,000	682,500
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	710,000	653,200
"C1", Series 97, 11.25%, 7/1/2008	780,000	852,150
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	220,000	224,400
Swift & Co.:
10.125%, 10/1/2009 (d)	450,000	481,500
12.5%, 1/1/2010	85,000	89,250
United Agri Products, 144A, 8.25%, 12/15/2011	150,000	168,534
		4,008,309
Energy 9.4%
Avista Corp., 9.75%, 6/1/2008	1,730,000	2,051,088
Chesapeake Energy Corp.:
144A, 7.5%, 6/15/2014	225,000	232,313
9.0%, 8/15/2012	145,000	162,400
Citgo Petroleum Corp., 11.375%, 2/1/2011	2,105,000	2,420,750
Continental Resources, Inc., 10.25%, 8/1/2008 (d)	1,240,000	1,271,000
Edison Mission Energy, 7.73%, 6/15/2009 (d)	1,550,000	1,468,625
El Paso Production Holdings Corp., 7.75%, 6/1/2013	2,410,000	2,277,450
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	485,000	504,278
MAPCO, Inc., 7.25%, 3/1/2009	355,000	371,419
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	915,000	924,150
ON Semiconductor Corp., 12.0%, 5/15/2008 (d)	605,000	695,750
Pioneer Natural Resources Co., 9.625%, 4/1/2010 (d)	290,000	354,937
Southern Natural Gas, 8.875%, 3/15/2010	720,000	781,200
Stone Energy Corp., 8.25%, 12/15/2011	805,000	841,225
Westport Resources Corp., 8.25%, 11/1/2011	320,000	355,200
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009	545,000	534,100
8.75%, 3/15/2032 (d)	845,000	836,550
Wiser Oil Co., 9.5%, 5/15/2007	815,000	825,187
		16,907,622
Financials 8.9%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	1,430,000	1,383,525
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	371,000	359,870
144A, 8.5%, 1/31/2012	500,000	490,000
AmeriCredit Corp., 9.25%, 5/1/2009	1,260,000	1,316,700
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	345,000	212,464
BF Saul REIT, 7.5%, 3/1/2014	1,105,000	1,085,662
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	545,000	545,000
DA-Lite Screen Co., Inc., 144A, 9.5%, 5/15/2011	210,000	217,613
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	266,157	266,157
144A, 16.0%, 5/15/2012	269,267	302,925
Dollar Financial Group, Inc.:
9.75%, 11/15/2011	550,000	561,000
144A, 9.75%, 11/15/2011	155,000	158,100
Eaton Vance Corp., CDO, Series C, 13.68%, 7/15/2012	3,201,822	32,018
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	850,000	938,765
FINOVA Group, Inc., 7.5%, 11/15/2009	1,453,566	806,729
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	180,000	0
Global Exchange Services, Inc., LIBOR plus 9.0%, 12.0%, 7/15/2008**	285,000	245,100
iStar Financial, Inc., 6.0%, 12/15/2010	545,000	530,382
Poster Financial Group, 144A, 8.75%, 12/1/2011	690,000	702,075
PXRE Capital Trust I, 8.85%, 2/1/2027	255,000	255,000
Qwest Capital Funding, Inc.:
6.5%, 11/15/2018	730,000	534,725
6.875%, 7/15/2028	630,000	453,600
7.75%, 2/15/2031	270,000	202,500
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012 (d)	1,000,000	1,170,000
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	515,000	505,988
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	490,000	391,510
UGS Corp., 144A, 10.0%, 6/1/2012	160,000	168,000
Universal City Development, 11.75%, 4/1/2010	1,045,000	1,196,525
WMC Finance Co., 144A, 11.75%, 12/15/2008	870,000	1,087,500
		16,119,433
Health Care 3.1%
aaiPharma, Inc., 11.0%, 4/1/2010 (d)	720,000	608,400
AmeriPath, Inc., 10.5%, 4/1/2013 (d)	680,000	683,400
AmerisourceBergen Corp., 7.25%, 11/15/2012 (d)	325,000	332,313
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011	275,000	268,125
Interactive Health LLC, 144A, 7.25%, 4/1/2011	480,000	412,800
Team Health, Inc., 144A, 9.0%, 4/1/2012 (d)	245,000	231,525
Tenet Healthcare Corp., 6.375%, 12/1/2011 (d)	3,475,000	2,962,437
		5,499,000
Industrials 17.5%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	480,000	501,600
Aearo Co. I, 144A, 8.25%, 4/15/2012	190,000	191,900
Allied Waste North America, Inc.:
144A, 5.75%, 2/15/2011	665,000	618,450
Series B, 8.875%, 4/1/2008	715,000	773,987
American Commercial Lines LLC, 3.0%, 6/30/2006	1,050,000	967,312
AMI Semiconductor, Inc., 10.75%, 2/1/2013	306,000	355,725
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	645,000	696,600
Argo-Tech Corp., 8.625%, 10/1/2007	740,000	761,275
Avondale Mills, Inc., 10.25%, 7/1/2013 (d)	900,000	522,000
Browning-Ferris Industries:
7.4%, 9/15/2035	500,000	417,500
9.25%, 5/1/2021	410,000	438,700
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	1,150,000	1,167,250
Collins & Aikman Products, 10.75%, 12/31/2011	1,200,000	1,194,000
Congoleum Corp., 8.625%, 8/1/2008*	595,000	476,000
Continental Airlines, Inc., 8.0%, 12/15/2005 (d)	720,000	633,600
Corrections Corp. of America, 9.875%, 5/1/2009 (d)	840,000	928,200
Dana Corp.:
7.0%, 3/1/2029	1,170,000	1,076,400
9.0%, 8/15/2011	410,000	466,375
Delta Air Lines, Inc.:
7.7%, 12/15/2005 (d)	375,000	234,375
7.9%, 12/15/2009 (d)	290,000	140,650
Eagle-Pitcher, Inc., 9.75%, 9/1/2013	665,000	709,888
Erico International Corp., 144A, 8.875%, 3/1/2012	370,000	368,150
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (d)	300,000	222,000
Geo Sub Corp., 144A, 11.0%, 5/15/2012	350,000	354,375
Golden State Petroleum Transportation, 8.04%, 2/1/2019	455,000	445,855
GS Technologies, 12.0%, 9/1/2004*	475,768	1,189
Hercules, Inc.:
144A, 6.75%, 10/15/2029	120,000	112,800
11.125%, 11/15/2007	1,315,000	1,531,975
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	845,000	921,050
Interface, Inc., 144A, "A", 9.5%, 2/1/2014	530,000	526,025
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	870,000	965,700
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	220,000	239,800
J Crew Operating Corp., 10.375%, 10/15/2007	25,000	25,000
Kansas City Southern:
7.5%, 6/15/2009	300,000	303,000
9.5%, 10/1/2008	1,260,000	1,373,400
Laidlaw International, Inc., 10.75%, 6/15/2011	740,000	792,725
Meritage Corp., 144A, 7.0%, 5/1/2014	455,000	434,525
Millennium America, Inc.:
7.625%, 11/15/2026	1,265,000	1,068,925
9.25%, 6/15/2008 (d)	645,000	683,700
144A, 9.25%, 6/15/2008	840,000	890,400
Mobile Mini, Inc., 9.5%, 7/1/2013	280,000	299,600
Motors and Gears, Inc., 10.75%, 11/15/2006	860,000	722,400
Republic Engineered Products LLC, 10.0%, 8/16/2009*	361,412	263,831
Samsonite Corp., 144A, 8.875%, 6/1/2011	800,000	808,000
Sea Containers Ltd., 10.5%, 5/15/2012	625,000	609,375
Seabulk International, Inc., 9.5%, 8/15/2013	540,000	554,175
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	1,110,000	1,043,400
Tech Olympic USA, Inc.:
144A, 7.5%, 3/15/2011	410,000	379,250
10.375%, 7/1/2012	640,000	665,600
Tenneco Automotive, Inc., 11.625%, 10/15/2009	535,000	577,800
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	435,000	495,900
Thermadyne Holdings Corp., 144A, 9.25%, 2/1/2014	345,000	338,100
Westlake Chemical Corp., 8.75%, 7/15/2011 (d)	295,000	318,600
		31,608,412
Information Technology 1.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	550,000	577,500
DigitalNet, Inc., 9.0%, 7/15/2010	339,000	355,950
Itron, Inc., 144A, 7.75%, 5/15/2012	170,000	170,000
Lucent Technologies, Inc., 6.45%, 3/15/2029 (d)	620,000	468,100
Mediacom Broadband LLC, 11.0%, 7/15/2013 (d)	250,000	264,375
Telex Communications Holdings, Inc., 11.5%, 10/15/2008	175,000	185,500
		2,021,425
Materials 13.5%
American Rock Salt Co. LLC, 144A, 9.5%, 3/15/2014	290,000	297,250
AMH Holdings, Inc., 144A, Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,490,000	972,225
Aqua Chemical, Inc., 11.25%, 7/1/2008	870,000	652,500
ARCO Chemical Co., 9.8%, 2/1/2020	2,880,000	2,772,000
Caraustar Industries, Inc., 9.875%, 4/1/2011 (d)	575,000	572,125
Dayton Superior Corp.:
10.75%, 9/15/2008	550,000	539,000
13.0%, 6/15/2009	580,000	417,600
Equistar Chemicals LP:
8.75%, 2/15/2009	1,785,000	1,847,475
10.625%, 5/1/2011	50,000	54,875
Euramax International, Inc., 8.5%, 8/15/2011	245,000	252,350
Fibermark, Inc., 10.75%, 4/15/2011* (d)	1,080,000	572,400
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	980,000	313,600
Georgia-Pacific Corp.:
7.375%, 12/1/2025 (d)	790,000	718,900
7.7%, 6/15/2015	460,000	473,800
144A, 8.0%, 1/15/2024	1,305,000	1,272,375
9.375%, 2/1/2013	1,105,000	1,245,887
Hexcel Corp., 9.75%, 1/15/2009 (d)	525,000	548,625
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	665,000	739,813
Huntsman International LLC, 11.625%, 10/15/2010	620,000	668,050
IMC Global, Inc., 10.875%, 8/1/2013	670,000	800,650
International Steel Group, Inc., 144A, 6.5%, 4/15/2014	1,335,000	1,244,887
ISPAT Inland ULC, 144A, 9.75%, 4/1/2014	865,000	884,463
MMI Products, Inc., Series B, 11.25%, 4/15/2007	120,000	114,000
Mueller Group Inc., 144A, LIBOR plus 4.75%, 5.919%, 11/1/2011**	295,000	302,375
Neenah Corp.:
144A, 11.0%, 9/30/2010	802,000	834,080
144A, 13.0%, 9/30/2013	629,624	623,328
Omnova Solutions, Inc., 11.25%, 6/1/2010	275,000	294,250
Owens-Brockway Glass Container, 8.25%, 5/15/2013 (d)	1,400,000	1,393,000
Pliant Corp.:
144A, Step-up Coupon, 0% to 12/15/2006, 11.15% to 6/15/2009	155,000	127,100
11.125%, 9/1/2009	610,000	646,600
13.0%, 6/1/2010 (d)	130,000	117,000
Port Townsend Paper Corp., 144A, 11.0%, 4/15/2011	190,000	187,150
TriMas Corp., 9.875%, 6/15/2012	1,245,000	1,338,375
United States Steel LLC, 9.75%, 5/15/2010	444,000	489,510
		24,327,618
Telecommunication Services 13.9%
American Cellular Corp., Series B, 10.0%, 8/1/2011 (d)	2,195,000	1,931,600
American Tower Corp.:
144A, 7.5%, 5/1/2012 (d)	350,000	336,875
9.375%, 2/1/2009 (d)	1,135,000	1,214,450
American Tower Escrow Corp., Zero Coupon, 8/1/2008	665,000	482,125
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	485,000	455,900
8.375%, 1/15/2014 (d)	1,920,000	1,718,400
Crown Castle International Corp.:
7.5%, 12/1/2013 (d)	235,000	226,775
9.375%, 8/1/2011	745,000	806,462
Dobson Communications Corp., 8.875%, 10/1/2013	2,610,000	2,022,750
GCI, Inc., 144A, 7.25%, 2/15/2014	435,000	408,900
Insight Midwest LP:
9.75%, 10/1/2009 (d)	545,000	573,613
10.5%, 11/1/2010	40,000	43,400
144A, 10.5%, 11/1/2010	115,000	124,775
LCI International, Inc., 7.25%, 6/15/2007	1,055,000	957,412
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (d)	350,000	308,000
MCI, Inc.:
6.688%, 5/1/2009 (d)	1,140,000	1,068,750
7.735%, 5/1/2014 (d)	1,600,000	1,454,000
Nextel Communications, Inc., 5.95%, 3/15/2014	930,000	862,575
Nextel Partners, Inc., 8.125%, 7/1/2011	855,000	876,375
Northern Telecom Capital, 7.875%, 6/15/2026	1,320,000	1,141,800
Qwest Corp.:
5.625%, 11/15/2008 (d)	820,000	787,200
7.25%, 9/15/2025	2,020,000	1,706,900
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	1,780,000	2,051,450
144A, 14.0%, 12/15/2014	799,000	946,815
Rural Cellular Corp., 9.875%, 2/1/2010 (d)	585,000	586,463
SBA Communications Corp., 144A, Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	845,000	616,850
Triton PCS, Inc., 8.5%, 6/1/2013 (d)	150,000	150,750
Ubiquitel Operating Co., 144A, 9.875%, 3/1/2011	965,000	965,000
Western Wireless Corp., 9.25%, 7/15/2013	185,000	190,550
		25,016,915
Utilities 7.5%
Calpine Corp., 144A, 8.5%, 7/15/2010 (d)	3,100,000	2,588,500
CMS Energy Corp.:
7.5%, 1/15/2009	630,000	625,275
144A, 7.75%, 8/1/2010 (d)	555,000	555,000
8.5%, 4/15/2011 (d)	900,000	915,750
DPL, Inc.:
6.875%, 9/1/2011 (d)	1,650,000	1,650,000
8.125%, 9/1/2031	225,000	213,750
Illinova Corp., 11.5%, 12/15/2010	1,405,000	1,657,900
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	3,095,000	3,087,263
PG&E Corp., 144A, 6.875%, 7/15/2008	780,000	819,000
Sensus Metering Systems, 144A, 8.625%, 12/15/2013	390,000	368,550
The AES Corp., 8.875%, 2/15/2011 (d)	50,000	50,625
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	850,000	918,000
		13,449,613
Total Corporate Bonds (Cost $189,426,795)		187,333,747

Foreign Bonds - US$ Denominated 22.9%
Alestra SA de RL de CV, 8.0%, 6/30/2010	725,000	580,000
Antenna TV SA, 9.0%, 8/1/2007	347,000	346,133
Avecia Group PLC, 11.0%, 7/1/2009	1,435,000	1,047,550
Axtel SA, 144A, 11.0%, 12/15/2013	850,000	805,375
Biovail Corp., 7.875%, 4/1/2010 (d)	1,220,000	1,183,400
Cascades, Inc., 7.25%, 2/15/2013	795,000	781,087
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	750,000	652,500
Conproca SA de CV, 144A, 12.0%, 6/16/2010	560,000	688,800
Corp Durango SA, 144A, 13.75%, 7/15/2009*	535,000	280,875
CP Ships Ltd., 10.375%, 7/15/2012	765,000	870,187
Crown Euro Holdings SA, 10.875%, 3/1/2013	945,000	1,058,400
Dolphin Telecom PLC, Series B, 14.0%, 5/15/2009*	1,994,380	199
Eircom Funding, 8.25%, 8/15/2013	610,000	622,200
Empresa Brasileira de Telecom SA, 144A, 11.0%, 12/15/2008	615,000	634,987
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	430,000	43
11.5%, 12/15/2007*	2,020,000	202
Fage Dairy Industry SA, 9.0%, 2/1/2007	1,740,000	1,766,100
Federative Republic of Brazil:
C Bond, 8.0%, 4/15/2014	369,423	329,008
8.875%, 4/15/2024	685,000	537,725
Gaz Capital SA, 144A, 8.625%, 4/28/2034 (d)	605,000	588,363
Gazprom OAO, 144A, 9.625%, 3/1/2013	805,000	824,119
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	140,000	67,200
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	890,000	878,875
Innova S. de R.L., 9.375%, 9/19/2013 (d)	920,000	956,800
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	745,000	823,225
LeGrand SA, 8.5%, 2/15/2025	700,000	721,000
Luscar Coal Ltd., 9.75%, 10/15/2011	680,000	761,600
MAAX Corp., 144A, 9.75%, 6/15/2012	230,000	235,750
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	660,000	679,800
Mizuho Financial Group, 8.375%, 12/29/2049	350,000	358,120
Mobifon Holdings BV, 12.5%, 7/31/2010 (d)	865,000	951,500
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	635,000	595,313
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	800,000	804,000
Nortel Networks Corp., 6.875%, 9/1/2023 (d)	420,000	342,300
Nortel Networks Ltd., 6.125%, 2/15/2006 (d)	2,340,000	2,284,425
Petroleum Geo-Services ASA:
8.0%, 11/5/2006	220,000	223,300
10.0%, 11/5/2010	1,857,040	1,903,466
Republic of Argentina:
11.375%, 1/30/2017*	455,000	146,737
11.375%, 3/15/2010*	1,430,000	443,300
Series 2031, 12.0%, 6/19/2031*	779,100	202,566
12.375%, 2/21/2012*	915,000	290,970
Republic of Turkey, 11.0%, 1/14/2013	220,000	235,400
Republic of Venezuela:
5.375%, 8/7/2010	325,000	251,875
9.25%, 9/15/2027 (d)	30,000	25,125
Rhodia SA:
144A, 7.625%, 6/1/2010 (d)	910,000	773,500
144A, 10.25%, 6/1/2010 (d)	375,000	358,125
Rogers Wireless Communications, Inc., 144A, 6.375%, 3/1/2014	240,000	225,000
Shaw Communications, Inc.:
Series B, 7.25%, 4/6/2011	740,000	771,620
8.25%, 4/11/2010 (d)	280,000	306,287
Sistema Capital SA, 144A, 8.875%, 1/28/2011	475,000	461,938
Stena AB, 9.625% , 12/1/2012	165,000	184,800
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.25% to 6/15/2014	2,280,000	1,396,500
Tembec Industries, Inc., 8.5%, 2/1/2011 (d)	2,395,000	2,395,000
TFM SA de CV:
10.25%, 6/15/2007	1,810,000	1,823,575
11.75% to 6/15/2009	925,000	904,187
12.5%, 6/15/2012 (d)	420,000	445,200
United Mexican States:
5.875%, 1/15/2014 (d)	220,000	211,200
6.625%, 3/3/2015 (d)	140,000	139,790
Vicap SA, 11.375%, 5/15/2007	600,000	598,500
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	770,000	706,475
Vivendi Universal SA, Series B, 9.25%, 4/15/2010 (d)	1,580,000	1,852,550
Total Foreign Bonds - US$ Denominated (Cost $45,703,573)		41,334,147

Foreign Bonds - Non US$ Denominated 1.9%
Cablecom Luxembourg SCA, 9.375%, 4/15/2014 EUR	395,000	482,315
Huntsman International LLC, 10.125%, 7/1/2009 EUR	790,000	950,160
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	1,285,000	1,627,889
Republic of Argentina:
8.0%, 2/26/2008* EUR	415,000	133,019
11.25%, 4/10/2006* EUR	227,525	72,233
11.0%, 2/26/2008* EUR	310,000	99,363
Total Foreign Bonds - Non US$ Denominated (Cost $3,045,554)		3,364,979

Convertible Bond 0.5%
DIMON, Inc., 6.25%, 3/31/2007	800,000	736,000
HIH Capital Ltd., 144A, 7.5%, 9/25/2006	200,000	173,600
Total Convertible Bond (Cost $909,999)		909,600

Asset Backed 1.2%
Golden Tree High Yield Opportunities LP, "D1", Series 1, 13.054%, 10/31/2007	2,000,000	1,860,000
MMCA Automobile Trust, "B", Series 2002-2, 4.67%, 3/15/2010	237,675	217,473
Total Asset Backed (Cost $2,217,635)		2,077,473

	Shares	Value ($)

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	3,317	5,307
IMPSAT Fiber Networks, Inc.*	26,902	198,537
Total Common Stocks (Cost $1,473,808)		203,844

Warrants 0.0%
DeCrane Aircraft Holdings, Inc., 144A*	1,640	16
Destia Communications, Inc., 144A*	830	0
Empire Gas Corp.*	1,794	0
Hayes Lemmerz International, Inc.*	2,243	3,421
UIH Australia Pacific, Inc., 144A*	710	0
Waxman Industries, Inc.*	55,106	0
Total Warrants (Cost $110,445)		3,437

Preferred Stocks 1.0%
Paxson Communications Corp., 13.25% (PIK)	144	1,263,222
TNP Enterprises, Inc., 14.5%,"D" (PIK)	4,593	530,500
Total Preferred Stocks (Cost $1,773,774)		1,793,722

Convertible Preferred Stocks 0.6%
Hercules Trust II, 6.5% (Cost $936,344)	1,500	1,155,000

	Units	Value ($)

Other 0.0%
SpinCycle, Inc.*	7,239	40,901
SpinCycle, Inc., "F"*	51	288
Total Other (Cost $17,692)		41,189

	Shares	Value ($)

Securities Lending Collateral 23.0%
Daily Assets Fund Institutional, 1.13% (b) (e) (Cost $41,520,858)	41,520,858	41,520,858

Cash Equivalents 1.3%
Scudder Cash Management QP Trust, 1.12% (b) (Cost $2,272,094)	2,272,094	2,272,094

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $289,408,571) (a)	156.4	282,010,090
Other Assets and Liabilities, Net	(20.3)	(36,650,509)
Notes Payable	(36.1)	(65,000,000)
Net Assets	100.0	180,359,581

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at their current rate as of May 31, 2004.
(a) The cost for federal income tax purposes was $290,060,735. At May 31, 2004, net unrealized depreciation for all securities based on tax cost was $8,050,645. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,786,401 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,837,046.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rates shown are the annualized seven-day yields at period end.
(c) Principal amount stated in US dollars unless otherwise noted.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2004 amounted to 40,476,937, which is 22.4% of total net assets.
(e) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of income is paid in kind.

Currency Abbreviations
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $245,615,619)	$ 238,217,138
Investment in Daily Assets Fund Institutional (cost $41,520,858)*	41,520,858
Investment in Scudder Cash Management QP Trust (cost $2,272,094)	2,272,094
Total investments in securities, at value (cost $289,408,571)	282,010,090
Cash	500,458
Foreign currency, at value (cost $116,879)	117,864
Receivable for investments sold	3,089,147
Interest receivable	6,167,578
Unrealized appreciation on forward foreign currency exchange contracts	1,273
Other assets	71,533
Total assets	291,957,943
Liabilities
Notes payable	65,000,000
Payable for investments purchased	4,713,321
Payable upon return of securities loaned	41,520,858
Interest payable on notes	39,083
Unrealized depreciation on forward foreign currency exchange contracts	31,820
Accrued management fee	126,143
Other accrued expenses and payables	167,137
Total liabilities	111,598,362
Net assets, at value	$ 180,359,581
Net Assets
Net assets consist of: Undistributed net investment income	1,253,482
Net unrealized appreciation (depreciation) on: Investments	(7,398,481)
Foreign currency related transactions	(31,113)
Accumulated net realized gain (loss)	(90,112,595)
Paid-in capital	276,648,288
Net assets, at value	$ 180,359,581
Net Asset Value
Net Asset Value per share ($180,359,581 / 31,542,829 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.72

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2004 (Unaudited)
Investment Income
Income: Interest	$ 11,465,702
Interest - Scudder Cash Management QP Trust	31,581
Securities lending income	15,267
Dividends	185,210
Total Income	11,697,760
Expenses: Management fee	791,704
Services to shareholders	54,376
Custodian fees	26,283
Auditing	26,325
Legal	9,765
Trustees' fees and expenses	10,365
Reports to shareholders	57,250
Stock exchange listing fee	17,260
Interest expense	495,625
Other	6,647
Total expenses, before expense reductions	1,495,600
Expense reductions	(1,083)
Total expenses, after expense reductions	1,494,517
Net investment income	10,203,243
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	757,995
Foreign currency related transactions	(186,151)
571,844
Net unrealized appreciation (depreciation) during the period on: Investments	(3,962,890)
Foreign currency related transactions	147,562
(3,815,328)
Net gain (loss) on investment transactions	(3,243,484)
Net increase (decrease) in net assets resulting from operations	$ 6,959,759

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2004 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 10,770,201
Payment of operating expenses	(1,043,746)
Payment of interest expense	(643,466)
Proceeds from sales and maturities of investments	182,738,127
Purchases of investments	(182,626,807)
Net (purchases) sales of short-term investments	(39,782,397)
Proceeds received for collateral on securities loaned	41,520,858
Cash provided (used) by operating activities	$ 10,932,770
Cash Flows from Financing Activities:
Distributions paid (net of reinvestment of distributions)	$ (10,619,619)
Cash provided (used) by financing activities	(10,619,619)
Increase (decrease) in cash	313,151
Cash at beginning of period*	305,171
Cash at end of period*	$ 618,322
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 6,959,759
Net (increase) decrease in cost of investments	(41,581,030)
Net (increase) decrease in unrealized appreciation/depreciation on investments	3,962,890
(Increase) decrease in receivable for investments sold	185,901
(Increase) decrease in interest receivable	(326,874)
(Increase) decrease in unrealized appreciation on forward foreign currency exchange contracts	9,205
(Increase) decrease in other assets	93,461
Increase (decrease) in payable for investments purchased	461,644
Increase (decrease) in payable upon return of securities loaned	41,520,858
Increase (decrease) in unrealized depreciation on forward foreign currency exchange contracts	(160,349)
Increase (decrease) in interest payable on notes	(147,841)
Increase (decrease) in other accrued expenses and payables	(44,854)
Cash provided (used) by operating activities	$ 10,932,770
Non-Cash Financing Activities:
Reinvestment of distributions	$ 897,645

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2004 (Unaudited)	Year Ended November 30, 2003
Operations: Net investment income	$ 10,203,243	$ 20,314,591
Net realized gain (loss) on investment transactions	571,844	(7,466,795)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,815,328)	34,942,988
Net increase (decrease) in net assets resulting from operations	6,959,759	47,790,784
Distributions to shareholders from: Net investment income	(10,004,043)	(19,871,824)
Fund share transactions: Reinvestment of distributions	897,645	1,827,444
Net increase (decrease) in net assets from Fund share transactions	897,645	1,827,444
Increase (decrease) in net assets	(2,146,639)	29,746,404
Net assets at beginning of period	182,506,220	152,759,816
Net assets at end of period (including undistributed net investment income of $1,253,482 and $1,054,282, respectively)	$ 180,359,581	$ 182,506,220
Other information
Shares outstanding at beginning of period	31,404,803	31,101,710
Shares issued to shareholders in reinvestment of dividends	138,026	303,093
Shares outstanding at end of period	31,542,829	31,404,803

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2004[a]	2003	2002[e]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 5.81	$ 4.91	$ 5.62	$ 6.09	$ 7.89	$ 8.94
Income (loss) from investment operations:
Net investment income[b]	.32	.65	.72	.81	.90	.95
Net realized and unrealized gain (loss) on investment transactions	(.09)	.89	(.72)	(.40)	(1.73)	(.96)
Total from investment operations	.23	1.54	.00	.41	(.83)	(.01)
Less distributions from: Net investment income	(.32)	(.64)	(.69)	(.88)	(.97)	(.92)
Return of capital	-	-	(.02)	-	-	-
Total distributions	(.32)	(.64)	(.71)	(.88)	(.97)	(.92)
Dilution resulting from the rights offering at market value	-	-	-	-	-	(.12)
Net asset value, end of period	$ 5.72	$ 5.81	$ 4.91	$ 5.62	$ 6.09	$ 7.89
Market value, end of period	$ 5.76	$ 7.17	$ 5.40	$ 7.42	$ 7.19	$ 8.63
Total Return
Based on net asset value (%)[c]	3.40**	31.43	(1.53)	3.86	(12.57)	(1.86)[d]
Based on market value (%)[c]	(15.63)**	47.48	(18.19)	16.00	(5.45)	(2.87)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	180	183	153	173	185	237
Ratio of expenses (%)	1.61*	1.72	2.07	2.78	2.74	2.32
Ratio of expenses excluding interest expense (%)	1.07*	1.07	1.09	1.10	1.07	1.28
Ratio of net investment income (%)	10.96*	12.16	13.87	13.31	12.32	11.21
Portfolio turnover rate (%)	150*	154	110	47	65	45
Total debt outstanding at end of period ($ thousands)	65,000	65,000	65,000	65,000	50,000	55,000
Asset coverage per $1,000 of debt[f]	3,775	3,808	3,350	3,656	4,704	5,315

[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[d] During the year ended November 30, 1999, the Fund issued 5,885,381 shares in connection with a rights offering of the Fund's shares. Without the effect of the dilution, total return for the net asset value and the market value would have been .51% and (1.50)%, respectively.
[e] As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to December 1, 2001 are included as interest income. The effect of these changes for the year ended November 30, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio for net investment income to average net assets from 14.38% to 13.87%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[f] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $89,484,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2005 ($152,000), November 30, 2007 ($3,509,000), November 30, 2008 ($9,086,000), November 30, 2009 ($20,780,000), November 30, 2010 ($39,455,000) and November 30, 2011 ($16,502,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at May 31, 2004. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended May 31, 2004, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $182,096,758 and $182,032,739, respectively. Purchases and sales of US Treasury obligations aggregated $901,442 and $519,487, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas, Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the first $250,000,000 of the Fund's average weekly net assets and 0.75% of such net assets in excess of $250,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2004, the amount charged to the Fund by SISC aggregated $21,152, of which $18,541 is unpaid at May 31, 2004.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

G. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2004, the Fund's custodian and transfer agent fees were reduced by $1,083 and $0, respectively, under these arrangements.

H. Forward Foreign Currency Commitments

As of May 31, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
EUR	93,000	USD	114,855	6/10/2004	$ 1,273
Total unrealized appreciation					$ 1,273

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation)
EUR	2,337,880	USD	2,828,133	6/10/2004	$ (27,154)
EUR	183,000	USD	221,430	6/10/2004	(2,071)
EUR	49,165	USD	59,758	6/10/2004	(288)
EUR	70,037	USD	83,229	6/10/2004	(2,307)
Total unrealized depreciation					$ (31,820)

Currency Abbreviations
EUR	Euro
USD	US Dollar

I. Borrowings

The notes payable represents a secured loan of $65,000,000 from Barton Capital Corporation at May 31, 2004. The note bears interest at the commercial paper rate plus dealer fees (1.78% at May 31, 2004) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $65,000,000 at any one time and which is renewable annually until May 28, 2005.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2004 was $65,000,000 with a weighted average interest rate of 1.27%.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder High Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of Scudder High Income Trust (the "fund") was held on June 29, 2004 at the office of Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect nine Trustees to the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	18,881,639	1,003,539
Lewis A. Burnham	18,890,761	994,417
Donald L. Dunaway	18,996,362	888,816
James R. Edgar	18,960,451	924,727
Paul K. Freeman	19,013,707	871,471
Robert B. Hoffman	18,994,626	890,551
Shirley D. Peterson	18,886,992	998,186
William N. Shiebler	18,975,593	909,585
John G. Weithers	18,897,966	987,211

2. To ratify the selection of Ernst & Young LLP as the fund's independent auditors for the current fiscal year.

Affirmative	Against	Abstain
18,837,604	543,642	503,929

3. To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain other matters.

	Affirmative	Against	Abstain
Investment Objectives	13,752,206	1,971,370	806,260
Investment Policies	14,130,797	1,499,127	899,911
Diversification	14,267,306	1,426,780	835,753
Borrowing	14,052,322	1,537,968	939,550
Senior Securities	14,196,196	1,464,142	869,498
Concentration	14,268,213	1,382,227	879,397
Underwriting of Securities	14,266,002	1,359,068	904,770
Investment in Real Estate	14,258,021	1,366,339	905,476
Purchase of Commodities	14,176,727	1,499,702	853,408
Lending	14,181,314	1,501,667	846,855
Margin Purchases and Short Sales	13,981,241	1,666,954	881,640
Investment in other Investment Companies	14,137,760	1,544,295	847,782

The following were the number of broker non-votes for proposal 3: Investment Objectives (3,355,342), Investment Policies (3,355,343), Diversification (3,355,339), Borrowing (3,355,338), Senior Securities (3,355,342), Concentration (3,355,341), Underwriting of Securities (3,355,338), Investment in Real Estate (3,355,342), Purchase of Commodities (3,355,341), Lending (3,355,341), Margin Purchases and Short Sales (3,355,343), and Investment in other Investment Companies (3,355,341).

Policies and Objectives

At the 2004 Annual Shareholder Meeting, the fund's shareholders approved the elimination of the shareholder approval requirement for amending (a) the "investment objectives" and (b) the "investment policies" which are not otherwise specifically identified as fundamental.

Based on the approval of all of the 2004 Annual Shareholder Meeting proposals, the following are the fund's fundamental investment policies, effective June 29, 2004.

As a matter of fundamental policy, the fund may not:

1. borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities;

6. purchase physical commodities or contracts relating to physical commodities; or

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

All other investment policies of the fund that are not stated above are classified as nonfundamental. In addition, the fund's investment objectives are classified as nonfundamental.

The fund remains a "diversified" fund under the 1940 Act, but is not subject to additional requirements that are more restrictive than the 1940 Act. Under the 1940 Act, a "diversified" fund may not, with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except in each case in US government securities or securities issued by other investment companies.

As discussed above, the shareholders also have approved the elimination of certain policies as fundamental, and it is anticipated that Deutsche Investment Management Americas Inc. will recommend to the Board that the following policies be eliminated as being unnecessary:

Margin Purchases and Short Sales The fund is currently prohibited from: (1) purchasing any security or evidence of interest therein on margin except that the fund may obtain short term credit as may be necessary for the clearance of purchases and sales of securities and except that the fund may make deposits on margin in connection with currency, interest rate and other hedging transactions and options described in the prospectus; and (2) making short sales of securities or maintaining a short position, unless the fund has the right to obtain securities equivalent in kind and amount to those sold and unless not more than 10% of the fund's net assets is held as collateral for such sales at any one time.

If the Board approves the elimination of this restriction, the fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited by the current position taken by the staff of the Securities and Exchange Commission that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit the fund to borrow money only as permitted by applicable law.

Investment in Other Investment Companies The fund is currently prohibited from purchasing securities of other investment companies, if more than 3% of the outstanding voting stock of such investment company would be held by the fund; if more than 5% of total assets of the fund would be invested in any such investment company; or if the fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets.

If the Board approves the elimination of this restriction, the fund would remain subject to any restrictions imposed by applicable law.

Changes in Officers and Directors

Richard Hale resigned as a Trustee, Chairman and Chief Executive Officer of the fund effective with his retirement on June 18, 2004 as a Managing Director of Deutsche Investment Management Americas Inc., the fund's investment manager.

In anticipation of the resulting vacancies, the Board of Trustees elected William N. Shiebler as Trustee and Chairman of the Board. Mr. Shiebler currently serves as CEO in the Americas of the fund's investment manager. In addition, the Board has elected Julian F. Sluyters, a Managing Director of the fund's investment manager, as Chief Executive Officer of the fund. These elections became effective June 18, 2004. As noted (in the section of this report entitled "Shareholder Meeting Results"), Mr. Shiebler was thereafter elected as a Trustee at the fund's 2004 annual meeting on June 29, 2004.

On May 12, 2004, the Board of Trustees appointed Kevin Gay as Assistant Treasurer of the fund, replacing Lucinda Stebbins, who resigned as Assistant Treasurer in connection with her retirement as a Director of the fund's investment manager on June 1, 2004.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	811153-105

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------